Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
September, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.54%
     September, 1997   5.55%
     August, 1997   5.73%
     July, 1997   5.36%



Cash Yield                                              18.24%


Investor Charge Offs                                     4.80%


Base Rate                                                7.90%


Over 35 Day Delinquency                                  5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,169,892,215.19